Exhibit 10.10
                                                                   -------------


                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


     This Registration Rights Agreement (this "Agreement") is entered into as of September 5, 1996 by and between Beacon Properties Corporation, a Maryland corporation (the "Company") and John Marshall Associates Limited Partnership, a Virginia limited partnership, Greensboro Associates Limited Partnership, a Virginia limited partnership, Woodland-Northridge I Limited Partnership, a Virginia limited partnership, and Pimpernell Estates Limited Partnership, a Virginia limited partnership (each a "Holder" and collectively the "Holders").

     WHEREAS, the Holders are to receive units of limited partnership interest ("Units") in Beacon Properties, L.P. (the "Operating Partnership") which may be redeemed for shares of the Company's common stock, no par value ("Common Stock") issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to an Option Agreement dated March 18, 1996 by and between the Holders and the Operating Partnership.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Registration.

     (a) Demand Registration. At any time after March 18, 1997 until the earlier of (i) March 18, 2007 or (ii) the date on which all of the Registrable Shares (as hereinafter defined) have become eligible for sale pursuant to Rule 144 promulgated under the Securities Act, subject to the conditions set forth in this Agreement, Holders may request that the Company cause to be filed, a registration statement (a "Demand Registration Statement") under Rule 415 under the Securities Act relating to the sale by such Holders of their previously or concurrently issued Registrable Shares in accordance with the terms hereof. As used in this Agreement, the term "Registrable Shares" means shares of Common Stock issued or to be issued to the Holders upon redemption or in exchange for their Units, excluding (A) Common Stock for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been disposed of under such Registration Statement, (B) Common Stock sold pursuant to Rule 144 under the Securities Act or (C) Common Stock eligible for sale pursuant to Rule 144 under the Securities Act. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Holders of Units and Registrable Shares. Such Holders shall have the right, by giving written notice to the Company within fifteen (15) days after such notice referred to in the preceding sentence has been given by the Company to elect to have included in the Demand Registration Statement such of their Registrable Shares as each Holder may request in such notice of election. Thereupon, the Company shall use its best efforts to cause such Demand Registration Statement to be declared effective by the Securities and Exchange Commission (the "SEC") for all Registrable Shares which the Company has been requested to register as soon as practicable thereafter. The Company agrees to use its best efforts to keep the Demand Registration Statement continuously effective until the earliest of (a) the date on which the Holders no longer hold any Registrable Shares registered under the Demand

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Registration Statement, (b) the date on which the Registrable Shares may be sold by the Holders pursuant to Rule 144 promulgated under the Securities Act or (c) the date which is six (6) months from the effective date of such Demand Registration Statement. The Company shall not be required to file and effect a new Demand Registration Statement pursuant to this Section 1(a) until a period of twelve (12) months has elapsed from the termination of the registration statement with respect to Registrable Shares covered by a prior registration request.

     (b) Piggyback Registration. If at any time while any Registrable Shares are outstanding the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock solely for cash (other than a registration statement (i) on Form S-8 or any successor form or in connection with any employee or director welfare, benefit or compensation plan,
(ii) on Form S-4 or any successor form or in connection with an exchange offer,
(iii) in connection with a rights offering exclusively to existing holders of Common Stock, (iv) in connection with an offering solely to employees of the Company or its affiliates, or (v) relating to a transaction pursuant to Rule 145 of the Securities Act), whether or not for its own account (a "Piggyback Registration Statement"), the Company shall give written notice of such proposed filing at least 10 business days before filing to the Holders. The notice referred to in the preceding sentence shall offer Holders the opportunity to register such amount of Registrable Shares as each Holder may request (a "Piggyback Registration"). Subject to the provisions of Section 2 below, the Company shall include in such Piggyback Registration all Registrable Shares requested to be included in the registration for which the Company has received written requests for inclusion therein within fifteen (15) calendar days after the notice referred to above has been given by the Company to the Holders. Holders of Registrable Shares shall be permitted to withdraw all or part of the Registrable Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. If a Piggyback Registration is an underwritten registration on behalf of the Company and the managing underwriter advises the Company that the total number of shares of Common Stock requested to be included in such registration exceeds the number of shares of Common Stock which can be sold in such offering, the Company will include in such registration in the following priority: (i) first, all shares of Common Stock the Company proposes to sell and (ii) second, up to the full number of applicable Registrable Shares requested to be included in such registration and, which in the opinion of such managing underwriter, can be sold without adversely affecting the price range or probability of success of such offering, which shall be allocated among the Holders and all other stockholders requesting registration on a pro rata basis. No Registrable Securities or other shares of Common Stock requested to be included in a registration pursuant to demand registration rights shall be excluded from the underwriting unless all securities other than such securities are first excluded.

     (c) Registration Statement Covering Issuance of Common Stock. In lieu of the registration rights set forth in Section 1(a) and 1(b) above, the Company may, in its sole discretion, prior to the first date upon which the Units held by the Holders may be redeemed (or such other date as may be required under applicable provisions of the Securities Act) file a registration statement (the "Shelf Registration Statement") under Rule 415 under the Securities

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Act relating to the issuance to Holders of shares of Common Stock upon the redemption or in exchange for their Units. Thereupon, the Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC for all shares of Common Stock covered thereby. The Company agrees to use its best efforts to keep the Shelf Registration Statement continuously effective until the date on which each Holder has redeemed or exchanged such Holder's Units for Common Stock. In the event that the Company is unable to cause such Registration Statement to be declared effective by the SEC or is unable to keep such Registration Statement effective until the date on which each Holder has redeemed or exchanged such Holder's Units for Common Stock, then the rights of each Holder set forth in Section 1(a) and 1(b) above shall be restored. Any Demand Registration Statement, Piggyback Registration Statement or Shelf Registration Statement are sometimes referred to as a "Registration Statement."

     2.   Registration Procedures.

     (a) The Company shall notify each Holder of the effectiveness of the Registration Statement and shall furnish to each Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the prospectus contained therein (including each preliminary prospectus), any documents incorporated by reference in the Registration Statement and such other documents as the Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in the Registration Statement.

     (b) The Company shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the earlier of (i) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holders as set forth in the Registration Statement or (ii) the date on which the Registration Statement ceases to be effective in accordance with the terms of Section 1. Upon ten (10) business days' notice, the Company shall file any supplement or post-effective amendment to the Registration Statement with respect to such Holder's interests in or plan of distribution of Registrable Shares that is reasonably necessary to permit the sale of the Holder's Registrable Shares pursuant to the Registration Statement and the Company shall file any necessary listing applications or amendments to the existing applications to cause the shares to be then listed or quoted on the primary exchange or quotation system on which the Common Stock is then listed or quoted.

     (c) The Company shall promptly notify each Holder of, and confirm in writing, any request by the SEC for amendments or supplements to the Registration Statement or the prospectus related thereto or for additional information. In addition, the Company shall promptly notify each Holder of, and confirm in writing, the filing of the Registration Statement, any prospectus supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment.

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     (d) The Company shall immediately notify each Holder, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event and subject to paragraph 7 of this Agreement, the Company shall promptly prepare and furnish to each Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

     3. State Securities Laws. Subject to the conditions set forth in this Agreement, the Company shall, promptly upon the filing of a Registration Statement including Registrable Shares, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or "Blue Sky" laws of such states as any Holder may reasonably request, and the Company shall use its best efforts to cause such filings to become qualified; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once qualified, the Company shall use its best efforts to keep such filings qualified until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement, (b) in the case of a particular state, a Holder has notified the Company that it no longer requires qualified filing in such state in accordance with its original request for filing or (c) the date on which the Registration Statement ceases to be effective. The Company shall promptly notify each Holder of, and confirm in writing, the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threat of any proceeding for such purpose.

     4. Expenses. The Company shall bear all expenses incurred in connection with the registration of the Registrable Shares pursuant to Section 1(b) and
Section 1(c) of this Agreement. Additionally, the Company shall bear all expenses incurred in connection with the registration of the Registrable Shares pursuant to Section 1(a) of this Agreement for each Registration Statement registering $1 million or more of Registrable Shares, and the Holders shall bear their ratable shares of all expenses incurred by the Company in connection with a registration in which the Holders are included pursuant to Section 1(a) of this Agreement based on the number of Registrable Shares included to the total number of shares of Common Stock so registered for each Registration Statement registering less than $1 million of Registrable Shares. Such expenses shall include, without limitation, all printing, legal and accounting expenses incurred by the Company and all registration and filing fees imposed by the SEC, any state securities commission or the New York Stock Exchange or, if the Common

                                        4

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Stock is not then listed on the New York Stock Exchange, the principal national securities exchange or national market system on which the Common Stock is then traded or quoted. In addition, Holders shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares and for any legal, accounting and other expenses incurred by them.

     5. Indemnification by the Company. The Company agrees to indemnify each of the Holders and their respective officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls a Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with a Holder, and any underwriter and any person who controls the underwriter within the meaning of the Securities Act (an "Indemnitee") against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as and to the extent that such statement or omission arose out of or was based upon information regarding the Indemnitee or its plan of distribution which was furnished to the Company by the Indemnitee for use therein, provided, further that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company for use in connection with the Registration Statement or the prospectus contained therein by such Indemnitee or (ii) such Indemnitee's failure to send or give a copy of the final prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus. The obligations of the Company under this Section 5 shall survive the completion of any offering of Registrable Shares pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

     6. Covenants of Holders. Each of the Holders hereby agrees (a) to cooperate with the Company and to furnish to the Company all such information in connection with the preparation of the Registration Statement and any filings with any state securities commissions as the Company may reasonably request, (b) to deliver or cause delivery of the prospectus contained in the Registration Statement to any purchaser of the shares covered by the Registration Statement from the Holder, (c) to indemnify the Company, its officers, directors,

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employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either Registration Statement or the prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission arose out of or was based upon information regarding the Holder or its plan of distribution which was furnished to the Company by the Holder expressly for use therein, or (ii) the failure by the Holder to deliver or cause to be delivered the prospectus contained in the Registration Statement (as amended or supplemented, if applicable) furnished by the Company to the Holder to any purchaser of the shares covered by the Registration Statement from the Holder. Notwithstanding the foregoing, (i) in no event will a Holder have any obligation under this Section 6 for amounts the Company pays in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld) and
(ii) the total amount for which a Holder shall be liable under this Section 6 shall not in any event exceed the aggregate proceeds received by him or it from the sale of the Holder's Registrable Shares in such registration. The obligations of the Holders under this Section 6 shall survive the completion of any offering of Registrable Shares pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

     7.   Suspension of Registration Requirement.

     (a) The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment.

     (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to use its best efforts to cause the Registration Statement and any filings with any state securities commission to be made or to become effective or to amend or supplement the Registration Statement shall be suspended in the event and during such period pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements (such circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable to cause the Registration Statement or such filings to be made or to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing but in no event will that suspension exceed 60 days. The Company agrees

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not to exercise the rights set forth in this Section 7(b) more than twice in any twelve month period and further agrees that the 60-day periods shall be non-consecutive. The Company shall notify the Holder of the existence of any Suspension Event.

     (c) Each holder of Registrable Shares whose Registrable Shares are covered by a Registration Statement filed pursuant to Section 1 hereof agrees, if requested by the Company in the case of a nonunderwritten offering (a "Nonunderwritten Offering") or if requested by the managing underwriter or underwriters in an underwritten offering (an "Underwritten Offering," collectively with Nonunderwritten Offering, the "Offering"), not to effect any public sale or distribution of any of the securities of the Company of any class included in such Offering, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of such Underwritten Offering), during the 15-day period prior to, and during the 60-day period (or such longer period as may be required by the managing underwriter or underwriters) beginning on, the date of pricing of each Offering, to the extent timely notified in writing by the Company or the managing underwriters.

     8. Black-Out Period. Following the effectiveness of the Registration Statement and the filings with any state securities commissions, the Holders agree that they will not effect any sales of the Registrable Shares pursuant to the Registration Statement or any such filings at any time after they have received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event, during any Offering or so that the Company may correct or update the Registration Statement or such filing pursuant to
Section 2(c) or 2(d). The Holder may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than five (5) days after the conclusion of any such Suspension Event or Offering.

     9. Additional Shares. The Company, at its option, may register, under any registration statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock or any shares of Common Stock owned by any other shareholder or shareholders of the Company.

     10. Contribution. If the indemnification provided for in Sections 5 and 6 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material

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fact relates to information supplied by the Company or by the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this
Section 10 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 5 or 6 hereof had been available under the circumstances.

     The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

     11. No Other Obligation to Register. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the Registrable Shares under the Securities Act.

     12. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented without the prior written consent of the Company and Holders holding in excess of 50% of the Registrable Shares.

     13. Notices. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the Company at the following address and to the Holder at the address set forth on his signature page to this Agreement (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 2(b) or Section 6, a Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

       If to the Company:        Beacon Properties Corporation
                                 50 Rowes Wharf
                                 Boston, MA 02110
                                 Attn: Alan M. Leventhal,
                                       Chief Executive Officer


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          With a copy to:       Goodwin, Procter & Hoar  LLP
                                Exchange Place
                                Boston, MA 02109
                                Attn:  Gilbert G. Menna, P.C.

In addition to the manner of notice permitted above, notices given pursuant to Sections 1, 7 and 8 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

     14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. This Agreement may not be assigned by any Holder and any attempted assignment hereof by any Holder will be void and of no effect and shall terminate all obligations of the Company hereunder with respect to such Holder; provided, however, that this Agreement may be assigned to any general or limited partner of a Holder where such partner is a transferee pursuant to Section 11.3 of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership of any or all of such Holder's Units or Registrable Shares.

     15. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts made and to be performed wholly within said State.

     17. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     18. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.



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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                         BEACON PROPERTIES CORPORATION


                                         /s/ Charles H. Cremens
                                         ---------------------------------
                                         Name:     Charles H. Cremens
                                         Title:    Senior Vice President


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




                                        GREENSBORO ASSOCIATES LIMITED
                                        PARTNERSHIP, a Virginia limited
                                        partnership


                                        By: /s/ David W. Evans
                                            ---------------------------------
                                            Name: David W. Evans
                                            Title: General Partner


                                        By: /s/ A.J. Clark
                                            ---------------------------------
                                            Name: A.J. Clark
                                            Title: General Partner

                                        By: The Sotweed Corporation, a Delaware
                                              corporation, as general partner


                                            By: /s/ Robert G. Goelet
                                                -----------------------------
                                                 Name: Robert G. Goelet
                                                 Title: President


                                            By: /s/ Jonathan M. Rather
                                                -----------------------------
                                                 Name: Jonathan M. Rather
                                                 Title: Treasurer


                                        JOHN MARSHALL ASSOCIATES
                                        LIMITED PARTNERSHIP, a Virginia
                                        limited partnership


                                            By: /s/ David W. Evans
                                               -----------------------------
                                                 Name: David W. Evans
                                                 Title: General Partner


                                            By: /s/ A.J. Clark
                                               -----------------------------
                                                Name: A.J. Clark
                                                Title: General Partner

                               By:   The Sotweed Corporation, a
                                     Delaware corporation, as general
                                     partner


                               By: /s/ Robert G. Goelet
                                  ---------------------------
                                     Name: Robert G. Goelet
                                    Title: President


                               By: /s/ Jonathan M. Rather
                                  ---------------------------
                                    Name: Jonathan M. Rather
                                    Title: Treasurer


                               PIMPERNELL ESTATES LIMITED
                               PARTNERSHIP, a Virginia limited
                               partnership


                               By:Pimpernell Corporation, a Delaware
                                    corporation, as general partner


                               By: /s/ Robert G. Goelet
                                  ---------------------------
                                    Name: Robert G. Goelet
                                    Title: President


                               By: /s/ Jonathan M. Rather
                                  ---------------------------
                                    Name: Jonathan M. Rather
                                    Title: Treasurer

                           WOODLAND-NORTHRIDGE I LIMITED
                           PARTNERSHIP, a Virginia limited
                           partnership


                           By: /s/ David W. Evans
                              -------------------------------
                               Name: David W. Evans
                               Title: General Partner



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



                               By: /s/ A.J. Clark
                                  ---------------------------------
                                   Name: A.J. Clark
                                   Title: General Partner

                               By:White Swan Oil Corporation, a
                                   Delaware corporation, as general
                                   partner


                                   By: /s/ Jonathan M. Rather
                                      ------------------------------
                                        Name: Jonathan M. Rather
                                        Title: Vice President


                               By:Green Highlander Corporation, a
                                   Delaware corporation, as general
                                   partner


                                   By: /s/ Jonathan M. Rather
                                      ------------------------------
                                        Name: Jonathan M. Rather
                                        Title: Vice President


                               By:Windward Oil and Gas Corporation, a
                                    Texas corporation, as general partner


                                   By: /s/ Gilbert Kerlin
                                      ------------------------------
                                        Name: Gilbert Kerlin
                                        Title: President


                               By:Smoking Tree Corporation, a
                                   Delaware corporation, as general
                                   partner


                                   By: /s/ Robert G. Goelet
                                      ------------------------------
                                        Name: Robert G. Goelet
                                        Title: President



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


                                             By: /s/ Jonathan M. Rather
                                                ------------------------------
                                                  Name: Jonathan M. Rather
                                                  Title: Treasurer


Each Holder's address:      c/o Goelet Corporation
                            22 East 67th Street
                            New York, NY 10021
                            Attn: Jonathan M. Rather




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